Exhibit 10.5


               SCHEDULE OF OMITTED CALIFORNIA PURCHASE AGREEMENTS


      The following documents have been omitted as Exhibits to the Registration Statement because they are on substantially identical terms as Exhibits 10.2 or 10.3, as the case may be, in all material respects.


1. California Purchase Agreement, dated November 23, 1992, between the National Subsidiary and Unocal, with respect to the TravelCenter located at Buttonwillow, California (the "Buttonwillow Purchase Agreement")

2. Amendment No. 1 to Buttonwillow Purchase Agreement, dated April 13, 1993, between the National Subsidiary and Unocal

3. California Purchase Agreement, dated November 23, 1992, between the National Subsidiary and Unocal, with respect to the TravelCenter located at Ontario, California (the "Ontario Purchase Agreement")

4. Amendment No. 1 to Ontario Purchase Agreement, dated April 13, 1993, between the National Subsidiary and Unocal

5. California Purchase Agreement, dated November 23, 1992, between the National Subsidiary and Unocal, with respect to the TravelCenter located at Redding, California (the "Redding Purchase Agreement")

6. Amendment No. 1 to Redding Purchase Agreement, dated April 13, 1993, between the National Subsidiary and Unocal

7. California Purchase Agreement, dated November 23, 1992, between the National Subsidiary and Unocal, with respect to the TravelCenter located at Sacramento, California (the "Sacramento Purchase Agreement")

8. Amendment No. 1 to Sacramento Purchase Agreement, dated April 13, 1993, between the National Subsidiary and Unocal

9. California Purchase Agreement, dated November 23, 1992, between the National Subsidiary and Unocal, with respect to the TravelCenter located at Santa Nella, California (the "Santa Nella Purchase Agreement")

10. Amendment No. 1 to Santa Nella Purchase Agreement, dated April 13, 1993, between the National Subsidiary and Unocal